U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 14, 2003


                          Berkeley Technology Limited
             (Exact Name of Registrant as Specified in its Articles)
                             ----------------------

                                    0-21874
                            (Commission File Number)

     Jersey (Channel Islands)                          Not applicable
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
        of Incorporation)

                                  Minden House
                                 6 Minden Place
                                   St. Helier
                                     Jersey
                                 Channel Islands
                                    JE2 4WQ
                            Tel: 011 44 1534 607700
             (Address and telephone of Principal Executive Offices)


             (Former Name or Address, if Changed Since Last Report)

The following information is furnished pursuant to this
Item 9,"Regulation FD Disclosure" and Item 12, " Results of Operations and Financial Condition."

FOR IMMEDIATE RELEASE                                          November 14, 2003


                           Berkeley Technology Limited
                                Financial Results
                              For the Quarter Ended
                               September 30, 2003


London,  November 14, 2003 - Berkeley Technology Limited (OTCBB:  BKLYY; London:
BEK) (the "Company"), today reported financial results for its fiscal quarter ended September 30, 2003. The Company's consolidated net loss, computed in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), for the three months ended September 30, 2003 was $6.3 million, or $(0.13) per diluted share and $(1.25) per diluted ADR, compared with a loss of $50.2 million, or $(0.99) per diluted share and $(9.88) per diluted ADR, for the same period in 2002. For the third quarter of 2003, the Company's consolidated loss from continuing operations was $6.3 million, or $(0.13) per diluted share and $(1.25) per diluted ADR, compared with a loss from continuing operations of $9.0 million, or $(0.18) per diluted share and $(1.76) per diluted ADR, for the third quarter of 2002.

For the nine months ended September 30, 2003, the Company's consolidated net income was $8.2 million, or $0.16 per diluted share and $1.60 per diluted ADR, compared with a loss of $189.6 million, or $(3.73) per diluted share and $(37.35) per diluted ADR, for the same period in 2002. For the nine months ended September 30, 2003, the Company's consolidated loss from continuing operations was $1.8 million, or $(0.03) per diluted share and $(0.35) per diluted ADR, compared with a loss from continuing operations of $43.0 million, or $(0.85) per diluted share and $(8.46) per diluted ADR, for the same period in 2002.

The Company reports net income (loss) and diluted earnings (loss) per share and ADR in accordance with U.S. GAAP.

The results for the third quarter of 2003 were affected negatively by a fall in value of the quoted securities held by the Company, including those held by London Pacific Assurance Limited ("LPAL"), and by a write-down in the book value of private equity securities. The quoted securities held in LPAL are not available to fund the operations or commitments of the Company or its other subsidiaries. Net realized and unrealized investment losses totaled $5.1 million in the third quarter of 2003, compared to net realized and unrealized losses of $7.5 million in the third quarter of 2002. Volatility in the Company's quoted equity holdings continued to have a substantial impact on the Company's financial results.

As a result of the sale of both London Pacific Advisors ("LPA") and Berkeley Capital Management ("BCM") in the second quarter, the Company no longer consolidates the financial results of LPA and BCM in its financial statements. Reclassifications have been made in the prior period financial statements to reflect these discontinued operations. The Company used the proceeds from the sale of LPA and BCM to pay down its bank facility which was terminated in the second quarter.

As of September 30, 2003, the book value per share and book value per ADR were $0.63 and $6.28, respectively. These book value per share and ADR computations exclude the number of shares held by the employee benefit trusts and the related cost of those shares.

LPAL, the Company's Jersey, Channel Islands based insurance company, continued to serve its policyholders. No new policies are currently being sold. Policyholder liabilities for LPAL fell during the third quarter of 2003 by $5.0 million to $29.3 million due primarily to maturing policies. As of September 30, 2003, LPAL's corporate bonds, cash and accrued interest totaled $31.4 million, quoted equities were $9.7 million and the book value of private equities was $5.1 million.

Berkeley International Capital Corporation arranges private equity placements into rapidly growing technology companies. Venture capital is the foundation of the Company dating back to the early 1980s. The market environment for venture capital continues to be very weak. We are pursuing opportunities to grow the business in the future.


                                      *****

Statements contained herein which are not historical facts are forward-looking statements that involve a number of risks and uncertainties that could cause the actual results of the future events described in such forward-looking statements to differ materially from those anticipated in such forward-looking statements. Factors that could cause or contribute to deviations from the forward-looking statements include, but are not limited to, (i) variations in demand for the Company's products and services, (ii) the success of the Company's new products and services, (iii) significant changes in net cash flows in or out of the Company's businesses, (iv) fluctuations in the performance of debt and equity markets worldwide, (v) the enactment of adverse state, federal or foreign regulation or changes in government policy or regulation (including accounting standards) affecting the Company's operations, (vi) the effect of economic conditions and interest rates in the U.S., the U.K. or internationally, (vii) the ability of the Company's subsidiaries to compete in their respective businesses, (viii) the ability of the Company to attract and retain key personnel, and (ix) actions by governmental authorities that regulate the Company's businesses, including insurance commissions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.




Please address any inquiries to:

Ian Whitehead                     Jersey                         (0)1534 607700
Chief Financial Officer
Berkeley Technology Limited



Form 10-Q for the quarter ended September 30, 2003

A copy of the above document will be submitted to the U.K. Listing Authority and will be shortly available for inspection at the U.K. Listing Authority's Document Viewing Facility, which is situated at:

Financial Services Authority
25 The North Colonnade
Canary Wharf
London
E14 5HS

Tel: 020 7676 1000

Berkeley Technology Limited
Condensed Consolidated Statements of Income
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                        Three Months Ended          Nine Months Ended
                                                           September 30,               September 30,
                                                     ........................    ........................

                                                        2003        2002 (1)        2003        2002 (1)
                                                     ..........    ..........    ..........    ..........
 Continuing operations:

 Revenues:
 Investment income                                   $      433    $    1,364    $    1,492    $    5,962
 Insurance policy charges                                     2         1,207             6         1,152
 Fee income (2)                                               -             -             -         2,908
 Net realized investment losses                            (839)       (2,065)      (14,988)       (1,740)
 Change in net unrealized investment gains and
   losses on trading securities                          (4,213)       (5,403)       18,226       (31,276)
                                                     ..........    ..........    ..........    ..........
                                                         (4,617)       (4,897)        4,736       (22,994)
 Expenses:
 Amounts credited on insurance policyholder accounts        463         1,423         1,509         5,495
 Amortization of deferred policy acquisition costs            -         1,689             -         2,952
 Operating expenses                                       1,269         2,489         4,317         9,198
 Interest expense                                             -           252           676           807
                                                     ..........    ..........    ..........    ..........
                                                          1,732         5,853         6,502        18,452
                                                     ..........    ..........    ..........    ..........

 Loss from continuing operations before
     income taxes                                        (6,349)      (10,750)       (1,766)      (41,446)

 Income tax expense (benefit)                                (3)       (1,798)            9         1,515
                                                     ..........    ..........    ..........    ..........
 Loss from continuing operations                         (6,346)       (8,952)       (1,775)      (42,961)

 Discontinued operations:
 Loss from discontinued operations, net of  income
    tax expense (benefit) of $0, $1,617,
    $2 and $(6,734), respectively                             -        (2,667)       (1,758)     (108,058)
 Income (loss) on disposal of discontinued
    operations, net of income tax expense of $0,
    $0, $36 and $0, respectively                              -       (38,532)       11,685       (38,532)
                                                     ..........    ..........    ..........    ..........
 Income (loss) on discontinued operations                     -       (41,199)        9,927      (146,590)
                                                     ..........    ..........    ..........    ..........
 Net income (loss)                                   $   (6,346)   $  (50,151)   $    8,152    $ (189,551)
                                                     ..........    ..........    ..........    ..........
                                                     ..........    ..........    ..........    ..........

(1)  Reclassifications have been made related to discontinued operations.

(2)  Amount represents revenues earned from an entity included in discontinued operations.

Berkeley Technology Limited
Condensed Consolidated Statements of Income
(Continued)
Under U.S. GAAP (unaudited)
In thousands, except per share and ADR amounts

                                                        Three Months Ended          Nine Months Ended
                                                           September 30,              September 30,
                                                     ........................    ........................

                                                        2003        2002 (1)        2003        2002 (1)
                                                     ..........    ..........    ..........    ..........
 Basic earnings (loss) per share and ADR:
 Basic earnings (loss) per share:
 Continuing operations                               $     0.13)   $    (0.18)   $    (0.03)   $    (0.85)
 Discontinued operations                                      -         (0.81)         0.19         (2.88)
                                                     ..........    ..........    ..........    ..........
                                                     $    (0.13)   $    (0.99)   $     0.16    $    (3.73)
                                                     ..........    ..........    ..........    ..........
                                                     ..........    ..........    ..........    ..........

 Basic earnings (loss) per ADR:
 Continuing operations                               $    (1.25)   $    (1.76)   $    (0.35)   $    (8.46)
 Discontinued operations                                      -         (8.12)         1.96        (28.89)
                                                     ..........    ..........    ..........    ..........
                                                     $    (1.25)   $    (9.88)   $     1.61    $   (37.35)
                                                     ..........    ..........    ..........    ..........
                                                     ..........    ..........    ..........    ..........

 Diluted earnings (loss) per share and ADR:

 Diluted earnings (loss) per share:
 Continuing operations                               $     0.13)   $    (0.18)   $    (0.03)   $    (0.85)
 Discontinued operations                                      -         (0.81)         0.19         (2.88)
                                                     ..........    ..........    ..........    ..........
                                                     $    (0.13)   $    (0.99)   $     0.16    $    (3.73)
                                                     ..........    ..........    ..........    ..........
                                                     ..........    ..........    ..........    ..........

 Diluted earnings (loss) per ADR:
 Continuing operations                               $    (1.25)   $    (1.76)   $    (0.35)   $    (8.46)
 Discontinued operations                                      -         (8.12)         1.95        (28.89)
                                                     ..........    ..........    ..........    ..........
                                                     $    (1.25)   $    (9.88)   $     1.60    $   (37.35)
                                                     ..........    ..........    ..........    ..........
                                                     ..........    ..........    ..........    ..........

(1)      Reclassifications have been made related to discontinued operations.

Berkeley Technology Limited
Condensed Consolidated Balance Sheets
Under U.S. GAAP (unaudited)
In thousands, except share amounts

                                                                                September 30,  December 31,
                                                                                    2003         2002 (1)
                                                                                 ...........   ...........
                                ASSETS

Investments (principally of life insurance subsidiary):
  Fixed maturities:
   Available-for-sale, at fair value (amortized cost: $19,449 and
     $30,481 as of September 30, 2003 and December 31, 2002, respectively)       $    19,449   $    30,335
  Equity securities:
   Trading, at fair value (cost: $4,721 and $26,785 as of September
      30, 2003 and December 31, 2002, respectively)                                   12,668        16,505
   Available-for-sale, at estimated fair value (cost: $5,106 and
      $8,980 as of September 30, 2003 and December 31, 2002, respectively)             5,106         7,230
                                                                                 ...........   ...........
Total investments                                                                     37,223(2)     54,070

Cash and cash equivalents                                                             21,385(2)     15,308
Cash held in escrow                                                                      998             -
Accrued investment income                                                                795           900
Other assets                                                                           1,337         1,549
Total assets of discontinued operations                                                    -         8,390
                                                                                 ...........   ...........
Total assets                                                                     $    61,738   $    80,217
                                                                                 ...........   ...........
                                                                                 ...........   ...........
                 LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Life insurance policy liabilities                                                $    29,274   $    35,441
Notes payable                                                                              -         9,314
Accounts payable, accruals and taxes payable                                             595           832
Guarantees under bank facility                                                             -        10,590
Total liabilities of discontinued operations                                               -         2,554
                                                                                 ...........   ...........
Total liabilities                                                                     29,869        58,731
                                                                                 ...........   ...........
Commitments and contingencies

Shareholders' equity:
Ordinary shares, $0.05 par value per share: 86,400,000 shares authorized;
  64,439,073 shares issued and outstanding as of September 30, 2003 and                3,222         3,222
  December 31, 2002
Additional paid-in capital                                                            68,615        68,394
Retained earnings                                                                     24,206        16,054
Employee benefit trusts, at cost (13,684,881 shares as of September
  30, 2003 and    December 31, 2002)                                                 (63,571)      (63,571)
Accumulated other comprehensive loss                                                    (603)       (2,613)
                                                                                 ...........   ...........
Total shareholders' equity                                                            31,869        21,486
                                                                                 ...........   ...........
Total liabilities and shareholders' equity                                       $    61,738   $    80,217
                                                                                 ...........   ...........
                                                                                 ...........   ...........

(1) Reclassifications have been made related to discontinued operations.

(2) Includes $34,225 of investments and $11,206 of cash and cash equivalents in the Company's insurance subsidiary which are not available to fund the operations or commitments of the Company or its other subsidiaries.

Berkeley Technology Limited
Condensed Consolidated Statements of Cash Flows
Under U.S. GAAP (unaudited)
In thousands

                                                                                     Nine Months Ended
                                                                                       September 30,
                                                                                 .........................
                                                                                   2003 (1)      2002 (2)
                                                                                 ...........   ...........

Net cash provided by continuing operations                                       $     8,866   $    23,711

Net cash used in discontinued operations                                                (523)      (19,980)
                                                                                 ...........   ...........
Net cash provided by operating activities                                              8,343         3,731
                                                                                 ...........   ...........

Cash flows from investing activities:
Payments of guarantee obligations                                                    (10,836)            -
Purchases of held-to-maturity fixed maturity securities                                    -        (2,828)
Purchases of available-for-sale fixed maturity securities                             (8,422)       (7,209)
Proceeds from sale of available-for-sale fixed maturity securities                    20,004        93,256
Proceeds from disposal of discontinued operations                                     15,148             -
Capital expenditures                                                                      (4)          (23)
                                                                                 ...........   ...........
Net cash provided by investing activities                                             15,890        83,196
                                                                                 ...........   ...........
Cash flows from financing activities:
Insurance policyholder contract deposits                                                   -         6,827
Insurance policyholder benefits paid                                                  (8,630)     (110,620)
Dividends paid                                                                             -        (2,032)
Proceeds from disposal of shares by the employee benefit trusts                            -            43
Notes payable                                                                              -         2,440
Repayment of notes payable                                                            (9,314)      (27,000)
                                                                                 ...........   ...........
Net cash used in financing activities                                                (17,944)     (130,342)
                                                                                 ...........   ...........
Net increase (decrease) in cash and cash equivalents                                   6,289       (43,415)

Cash and cash equivalents at beginning of period (3)                                  15,308        60,571
Foreign currency translation adjustment                                                 (212)          208
                                                                                 ...........   ...........
Cash and cash equivalents at end of period (3)                                   $    21,385(4)$    17,364
                                                                                 ...........   ...........
                                                                                 ...........   ...........

(1) Reclassifications have been made to conform with the current period presentation.

(2) Reclassifications have been made related to discontinued operations.

(3) Amounts reflect continuing operations only.  Does not include $998 of cash held in escrow as of September 30, 2003.

(4) Includes $11,206 in the Company's insurance subsidiary which is not available to fund the operations or commitments of the Company or its other subsidiaries.